                                                                   Exhibit 10.55


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                    STRATEGIC ALLIANCE, PURCHASE AND LICENSE
                                    AGREEMENT

                                     between

                             UTStarcom Incorporated
                                    (COMPANY)

                                       and

                        TELECOMMUNICATIONS D'HAITI S.A.M.
                                    (TELECO)

STRATEGIC ALLIANCE [*]                                    CONTRACT NO. HT 112300
TELECO NETWORK EXPANSION

TABLE OF CONTENTS

1.       DEFINITIONS..................................................................................................1

         1.1      "Functional Verification"...........................................................................1
         1.2      "Commercial Service"................................................................................1
         1.3      "Effective Date"....................................................................................1
         1.4      "Product"...........................................................................................2
         1.5      "Services"..........................................................................................2
         1.6      Documentation.......................................................................................2
         1.7      "Software"..........................................................................................2
         1.8      "Software License Agreement"........................................................................2
         1.9      "Non-Disclosure Agreement"..........................................................................2
         1.10     "Warranty Period"...................................................................................2
         1.11     "Business Plan".....................................................................................2
         1.12     "Training"..........................................................................................2
         1.13     "Final Acceptance Certificate"......................................................................3

2        TERM.........................................................................................................3


3        PROJECT SCOPE................................................................................................3


4        PROJECT BUSINESS PLAN AND SCHEDULE...........................................................................4


5        PURCHASE ORDERS..............................................................................................4

         5.1      Order Submission....................................................................................4

6        PRICE, FINANCING AND PAYMENT TERMS...........................................................................5

         6.1      Pricing and Shipment................................................................................5
         6.2      Taxes, Duties and Levies............................................................................5
         6.3      Financing and Form of Payment.......................................................................5

7        ADVANCE PAYMENT GUARANTEE....................................................................................6


8        LIQUIDATED DAMAGES...........................................................................................7


9        INSTALLATION AND ACCEPTANCE..................................................................................7

         9.1      Site Availability...................................................................................7
         9.2      Installation........................................................................................7
         9.3      EQUIPMENT ACCEPTANCE................................................................................9

10       OBLIGATIONS AND RIGHTS OF PARTIES............................................................................9


11       PROJECT COORDINATION COMMITTEE AND EXECUTIVE BOARD..........................................................12

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STRATEGIC ALLIANCE [*]                                    CONTRACT NO. HT 112300
TELECO NETWORK EXPANSION


12       FUNCTIONAL VERIFICATION.....................................................................................12

13       LICENSES....................................................................................................13


14       TITLE AND RISK..............................................................................................13


15       WARRANTY....................................................................................................13

         15.1     Limited Warranty...................................................................................13
         15.2     Disclaimer of Warranties...........................................................................14
         15.3     Inherently Dangerous Applications..................................................................14
         15.4     Product Returns....................................................................................15

16       INDEMNIFICATION.............................................................................................15

         16.1     Indemnity..........................................................................................15
         16.2     Limitations........................................................................................15

17       LIMITATION OF LIABILITY.....................................................................................16


18       TERMINATION.................................................................................................16


19       TRAINING....................................................................................................17


20       GOVERNING LAW AND REGULATIONS...............................................................................17


21       GENERAL PROVISIONS..........................................................................................17

         21.1     No Liability for Other Party's Acts................................................................17
         21.2     Independent Contractors............................................................................17
         21.3     Notices............................................................................................17
         21.4     Security Interest..................................................................................18
         21.5     No Assignment......................................................................................18
         21.6     Jurisdiction.......................................................................................18
         21.7     Publicity..........................................................................................18
         21.8     No Violation of Applicable Law.....................................................................19
         21.9     Conflicting Exhibits...............................................................................19
         21.10    No Waiver..........................................................................................19
         21.11    Arbitration........................................................................................19
         21.12    Non-Monetary Remedies..............................................................................19
         21.13    Force Majeure......................................................................................19
         21.14    Entire Agreement...................................................................................20
         21.15    May be Executed in Counterparts....................................................................20
         21.16    Contract Validity..................................................................................20

STRATEGIC ALLIANCE [*]                                    CONTRACT NO. HT 112300
TELECO NETWORK EXPANSION


22       EXHIBIT A:  SECTION 7 ECONOMIC PROPOSAL AND EQUIPMENT LISTS.................................................20

         22.1     Price Validity.....................................................................................20

         EXHIBIT B: END-USER SOFTWARE LICENSE........................................................................22


23       EXHIBIT: C MUTUAL NON-DISCLOSURE AND CONFIDENTIALITY AGREEMENT..............................................23


24       EXHIBIT D: BUSINESS PLAN AND PROJECT COMMERCIAL MILESTONES..................................................26


25       EXHIBIT E: PROJECT IMPLEMENTATION SCHEDULE..................................................................26


26       EXHIBIT F: TRAINING AND TECHNOLOGY TRANSFER.................................................................26

STRATEGIC ALLIANCE [*]                                    CONTRACT NO. HT 112300
TELECO NETWORK EXPANSION


               STRATEGIC ALLIANCE, PURCHASE AND LICENSE AGREEMENT


THIS STRATEGIC ALLIANCE, PURCHASE AND LICENSE AGREEMENT (the "Agreement") is made by and between UTSTARCOM, INC., a Delaware corporation, having offices at 1275 Harbor Bay Parkway, Suite 100, Alameda, California 94502, United States of America (hereinafter referred to as "Company"), duly represented by Mr. Omar A Graibe, Managing Director, Caribbean and Latin America of Company and TELECOMMUNICATIONS D'HAITI S.A.M., hereinafter referred to as TELECO or BUYER, a company, with its principal place of business at Port Au Prince, Republic of Haiti, duly represented by Monsieur Jean-Francois Chamblain, Directeur General of TELECO, appointed by the President du Conseil d'Administrationon Gouverneur de la Banque de la Republique d'Haiti on September 1998, and duly authorized by the Government of Haiti to enter into and sign this contract.

         WHEREAS, BUYER desires to purchase and license, from time to time, certain of Company's products and services; and

         WHEREAS, Company wishes to enter a strategic alliance, sell and license such products and services to BUYER upon the terms and conditions set forth herein.

         NOW, THEREFORE, the parties agree as follows:

1.       DEFINITIONS

For the purpose of this Agreement, the terms below shall have the following definitions:

1.1      "Functional Verification"

"Functional Verification" means completion of tests performed by Company in accordance with the Functional Verification test procedure to be provided by Company and approved by the BUYER prior to the commencement of the tests.

1.2      "Commercial Service"

"Commercial Service means the earliest date when any of BUYER's subscribers or customers begins to use the Product.

1.3      "Effective Date"

"Effective Date" means the earliest date by which duly authorized officers of both parties have signed this Agreement.

STRATEGIC ALLIANCE [*]                                    CONTRACT NO. HT 112300
TELECO NETWORK EXPANSION


1.4      "Product"

"Product" means collectively all hardware and software components and subsystems provided by Company as more fully described in EXHIBIT A attached hereto.

1.5      "Services"

"Services" means collectively labor delivered by Company and/or its subcontractors for the purpose of training, installation, repair or other purposes.

1.6      Documentation

"Documentation" means all user manuals, training manuals, Software release notes, and other similar, written materials to be provided in English during the initial Project's phase and in French after the completion of the Project's first phase, provided with the System, as may be updated by Company from time to time.

1.7      "Software"

"Software"--the executable (object code) version of software as developed by and/or licensed to Company for use in the Product.

1.8      "Software License Agreement"

"Software License Agreement" means the Software License Agreement between the parties and attached hereto as EXHIBIT B.

1.9      "Non-Disclosure Agreement"

"Non-Disclosure Agreement" means the Mutual Non-Disclosure and Confidentiality Agreement between the parties and attached hereto as EXHIBIT C.

1.10     "Warranty Period"

"Warranty Period" -- a period starting on the date of Functional Verification as applicable per Limited Equipment Warranty coverage described herein this Contract.

1.11     "Business Plan"

"Business Plan" - The Business Plan of the Project details Project Implementation Schedule, financial parameters of the Strategic Alliance, Purchase and License Agreement and the Financial Returns for each party of this Strategic Alliance and attached hereto as EXHIBIT D.

1.12      "Training".  Exhibit "F"

STRATEGIC ALLIANCE [*]                                    CONTRACT NO. HT 112300
TELECO NETWORK EXPANSION


1.13     "Final Acceptance Certificate".  Exhibit "G".

2        TERM

The term of this Agreement shall commence on the Effective Date and unless otherwise terminated as provided herein, shall continue in full force and effect.

3        PROJECT SCOPE

The purpose of this Contract is to rule and establish the conditions, rights, obligations, responsibilities and other related stipulations under which both parties will jointly develop a Project for a minimum of [*] wireless access lines that will allow TELECO to provide Access Services to its residential and business customers throughout the Republic of Haiti.

(i), as a key pre-requisite to accomplish the investment and financial commitments being made by the Company to execute the planned project as per the parameters set forth in the Business Plan and TELECO's objectives for the deployment of new telephone lines to provide telephone services in the designated serving areas where pent-up demand exists, (ii) and derive the necessary revenues from these that will make the expansion feasible. The Project shall be developed in accordance to the Business Plan included in EXHIBIT D of this Agreement.

To develop the Project both parties agreed that Company will engineer, manufacture or supply, install, test and put into service telecommunication equipment, and related services including but not limited to the sale of the services to end users and the Software (as defined below) as described in EXHIBIT A ("Equipment and Services") at Company, Inc.' prices listed in EXHIBIT
A. The equipment could be installed wherever it is required and agreed by Company, as per Company standards practices and recommendations, in the Buyer premises or third party locations. All charges and/or fees related to renting of space, facilities, rights of ways, civil works, expansions to existing telecommunications infrastructure needed to accommodate the equipment/solution for this project, from third parties, as needed to install the contracted equipment, will be charge to [*] and their cost properly adjusted in the contract value as relevant data becomes available from the planned field engineering surveys completion.

[*] will purchase and pay for such equipment, services, land, facilities, rights of ways, licenses, and other necessary project elements as agreed in this Contract, its annexes or any amendements to them.

Prices for installation and related charges are subject to change due to [*]. Buyer agrees to pay all such additional charges as invoiced by Company.

During the execution of Contract both parties could agree on additional extensions to the Contract Scope at the then prevailing prices. Such extensions could include additional equipment, services, new functionalities of the equipment not included in this project and currently inherent to the offered equipment or new features to be developed in the future by the Company.

STRATEGIC ALLIANCE [*]                                    CONTRACT NO. HT 112300
TELECO NETWORK EXPANSION


Buyer, as National Telecommunications Operator of Haiti, shall provide all of its infrastructure and resources to facilitate the Project Development.

Company will provide turnkey network deployment as described and agreed to in this Agreement, its Annexes and the Proposal, including Product and Services as detailed in EXHIBIT A.

The scope of contract may be extended by mutual agreement of the parties. The terms and conditions of such extension(s) shall be made through amendments to the original contract.

4        PROJECT BUSINESS PLAN AND SCHEDULE

Equipment will be deployed in phases, [*]. Deployment is as per scheduled as detailed in EXHIBIT E.

This contract is based on the Business Plan presented in EXHIBIT D, "Business Plan". The Business Plan is a fundamental part of the Contract. It details the Project Commercial Milestones, the financial parameters that will rule the Contract and it establishes the expected financial returns agreed and projected by both parties. One of the key purposes of this Contract and Business Plan is to ensure the success of the project and its financial returns on the investment in order to ensure the successful execution of the Project both from an economic and financial standpoint. This signifies that the revenue streams generated from the initial phases of the project, shall provide the funding needed to carry out the project subsequent phases to achieve the Project Plan stated Goals. In accordance with the aforementioned and to ensure the actual compliance of the Business Plan in practice, every [*], TELECO and Company will review the actual results yielded by Project against the Business Plan goals and will agree on the necessary adjustments warranted to ensure that Company obtains the payments for the goods and services contracted by TELECO under the terms of this Agreement and the financial returns or charges established in the Business Plan as well as the benefits due to TELECO. If for any reason these financial returns are not as projected in the Business Plan TELECO will provide the additional funding that guarantees the payment of product and services as well as the financial product and charges due to Company.

Prior to delivery, Company, Inc. reserves the right to make substitutions, modifications and improvements to the Equipment, provided that such substitution, modification or improvement shall not materially affect performance in the application originally agreed to with Customer.

5        PURCHASE ORDERS

5.1      Order Submission

BUYER will purchase and/or license Products according to the Scope of this Strategic Alliance Agreement by submitting, from time to time as per Project Schedules and Phases indicated in Business Plan and Project Schedule (EXHIBITS D AND E), purchase orders by hard copy or facsimile. Company will accept orders in compliance with the terms of this contract and will inform BUYER in writing of expected shipment dates.

STRATEGIC ALLIANCE [*]                                    CONTRACT NO. HT 112300
TELECO NETWORK EXPANSION


All purchase orders submitted by BUYER shall be subject to the terms and conditions of this Agreement. No additional or different provisions appearing anywhere on BUYER's purchase orders or other correspondence shall be binding on Company. Any such terms and will be deemed to be stricken.

6        PRICE, FINANCING AND PAYMENT TERMS

6.1      Pricing and Shipment

Prices for the Product and Services purchased and/or licensed hereunder shall be as described in EXHIBIT A to this Agreement (the "Prices"). Prices for the Product are in [*]. Unless otherwise specified by Company in writing, the Prices for the Products [*] any freight, transportation, handling or Services, which are listed, separately as applicable.

6.2      Taxes, Duties and Levies

The Prices and/or any payments or disbursements to Company from this Agreement [*] any customs duties, value added tax, income tax or any other direct or indirect tax, charge, duty, levy or assessment which may be levied or charged by any national, state, local or other governmental authority, agency or instrumentality of the Republic of Haiti, currently applicable or created in the future by any authority of the Republic of Haiti. Any such amounts charged, levied or assessed, whether withheld at source or otherwise, will be [*] to the prices otherwise chargeable to and payable by BUYER pursuant to this Agreement.

6.3      Financing and Form of Payment

Payment of goods, services and other charges due to Company shall be made by TELECO as follows:

1) Down payment of [*] per cent of the Project Total Contract Value of each individual phase of the [*] Access Lines project payable [*] within [*] from Contract Signature.

2) Payment of Contract remaining balance due to Company shall be paid by TELECO in [*] installments [*] as follows:

These installments shall come from the total revenues collected from users who subscribe to access lines provided by the Buyer with this project. Both parties agreed that total revenues would consist of the following:

a)       [*]:

b)       [*].

c)       [*].

STRATEGIC ALLIANCE [*]                                    CONTRACT NO. HT 112300
TELECO NETWORK EXPANSION


d)       [*].

e)       [*].

Total revenues have been estimated in the Business Plan based on conservative figures below the actual applicable values. The actual values could be higher and will depend on the official tariffs approved and applicable in Haiti by TELECO. All revenues collected by TELECO shall be automatically deposited when subscriber pays for their services in an escrow account at a mutually agreeable international financial institution whose joint beneficiaries shall be the Company and Buyer. At the end of each [*], the Company and TELECO will review the balance of the escrow account. The Company shall be entitled to collect the [*] installments owed to Company as per the mutually agreed project implementation schedule. The escrow account shall be kept with a minimum balance equivalent to the amount of a [*] installment and the remaining funds in the account shall be disbursed to TELECO. If for any reason, the funds deposited in the escrow account are not sufficient to cover the [*] contract installment, TELECO shall pay from its own funding the difference owed to the Company within a period of [*] from payment due date.

As a guarantee to Company efforts and investment, Buyer shall provide Company an acceptable Guarantee acceptable to Company, such as any of the following: I) an [*] L/C for an amount [*] in a first rate international financial institution acceptable to Company, ii) IOU's with the collateral of [*], iii) any other form of guarantee acceptable to Company. The amount of the herewith indicated guarantee shall be equivalent to [*] installments of the project value in favor of Company. This guarantee shall allow partial disbursements that could be exercised by Company if Buyer delays the payment of any outstanding balance for more than [*]. If disbursements are applied to Guarantee. Buyer shall reinstate the original value of L/C and/or guarantee within [*] of notification from Company. Failure to reinstate the value of this guarantee will become a breach of contract; in such case Company could exercise the L/C and/or Guarantee and collect by any means the balance due from the entire contract. This guarantee shall cover the total contract value and shall be valid during the contract term. In addition, Government of Haiti Guarantee should be issued by Banc Nationale D'Haiti, majority owner of TELECO, in favor of Company to serve as guarantee to the contracted project.

All payments are non-refundable.

7        ADVANCE PAYMENT GUARANTEE

Company shall provide for the benefit of BUYER an advance payment guarantee issued by a first-rate international bank, in the amount of the Initial Payment as set forth in Article 6.3, (the "Guarantee"). The Guarantee shall become effective upon Company's receipt of the Initial Payment due from BUYER under the terms of Section 6, and shall expire upon shipment of the Product, unless extended by mutual written agreement of the parties.

STRATEGIC ALLIANCE [*]                                    CONTRACT NO. HT 112300
TELECO NETWORK EXPANSION


8        LIQUIDATED DAMAGES

In the event Company fails to complete deployment to a sufficient degree to allow Commercial Service to begin by the date specified in the mutually agreed project plan, BUYER may assess against Company liquidated damages, for each week of such delay, in the amount of [*] of the total price under the applicable purchase order for the delayed item or items, provided that the total amount of liquidated damages that may be assessed under this Agreement shall not exceed [*] of the total Product price set forth in the applicable purchase order, and further provided that the assessment of such liquidated damages by BUYER shall be its [*] remedy for Company's delay in preparing the BUYER network for commercial service by the date specified in the mutually agreed project plan.

Notwithstanding the foregoing provisions of this Section, Company shall not be responsible for any delay or failure to deliver the Product, and BUYER shall not be entitled to any liquidated damages or termination rights, to the extent such delay or failure results from: (a) any delay or failure by BUYER or any third party not under Company's control to perform its obligations under or related to this Agreement or any of its Exhibits or attachments; or (b) any force majeure event.

9        INSTALLATION AND ACCEPTANCE

9.1      Site Availability

BUYER shall prepare within the timeframe agreed to by the parties site(s) for the installation of the Product that meets the environmental and other requirements of the Product for its installation as specified by Company. BUYER shall provide access to the sites and the Product for Company's personnel and other authorized representatives.

9.2      Installation

Company or its subcontractors shall install the Product at the site(s). BUYER undertakes and agrees to use its best efforts to avoid delay in the commencement or performance of the installation by any act or omission of the BUYER or any of BUYER's employees, agents or representatives.

The Buyer shall, [*], on the signing of this agreement, and at all times thereafter during the period of project execution hereunder be responsible for the following, including site preparation, clean-up, site security, power, equipment warehousing, provide unrestricted access to network facilities and equipment sites.

(a) Allow employees or agents of Company, Inc. free access to premises and facilities where the Equipment is warehoused, existing network facilities and sites where contracted equipment will be installed at all hours consistent with the requirements of the installation.

(b) ENVIRONMENTAL - Assure that the premises will meet all temperature, humidity controlled, air-conditioned, and other environmental requirements set forth in the applicable

STRATEGIC ALLIANCE [*]                                    CONTRACT NO. HT 112300
TELECO NETWORK EXPANSION


         Equipment specifications and will be dry and free from dust and in such condition as not to be injurious to the employees or agents of Company, Inc. or the Equipment to be installed.

(c) MECHANICAL - Provide all patching, painting, concrete openings, conduits, ducts, floors, wall s and ceilings reinforcements and/or modifications, as deemed necessary to house the contracted equipment, or other mechanical modifications pertinent to this installation as required.

(d) ELECTRICAL - Provide ample electric current of proper voltage for any necessary purpose suitably terminated in rooms or any places where equipment is to be installed, including but not limited to poles and towers, where it is required. Provide properly ground copper conductor of ample capacity (minimum #6 AWG) at the Equipment locations. Provide the required - 48vDc power feeds and 120/240 VAC power feeds, all separately fused outlets, as may be required per individual equipment site.

(e) Provide for the termination of any existing service agreement and for the removal of any existing equipment and cable, as required.

(f) Provide suitable and easily accessible floor space, as well as secured storage, to permit storing adjacent to where Equipment will be used, and for secure storage of tools, test sets, and employee's personal effects for the duration of project.

(g) APPROVALS - Buyer shall be responsible for the timely and proper securing of all permits, licenses, rights of ways, consents, including landlords, issuance of frequency spectrum operating licenses and approvals from the corresponding regulatory authorities, i.e. CONATEL, legal requirements and fees thereof associated in connection with these for the acquisition, installation and operation in its network of the contracted Equipment.

(h) Buyer specifically agrees to indemnify and hold Company, Inc. harmless from all liability and costs arising from the Buyer and its contractors, subcontractors and employees for site preparation efforts or for the latent conditions of the site.

Company, Inc. will install the contracted network access Equipment at the designated network points of presence (POPs) indicated in the contract technical schedules and revisions thereof that may result from the network planning, field and site surveys to be conducted. Company, Inc., however, will not be responsible for performing civil works, i.e., construction, modifications, power distribution, painting, plastering, ducts, existing equipment relocations, repairs to Buyer's premises resulting from the installation of the contracted Equipment except as expressly agreed by Company in the contract technical schedules. Buyer hereby holds Company, Inc. harmless from any such damage to Buyer's property.

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STRATEGIC ALLIANCE [*]                                    CONTRACT NO. HT 112300
TELECO NETWORK EXPANSION


It is the sole responsibility of the Buyer to perform the installation of subscriber premises equipment, its proper alignment, and service activation as line and/or Buyer contracts services with its subscribers.

Both Buyer and Company, Inc. shall complete the installation services in accordance with Company, Inc.' standard installation practices and recommendations. Company, Inc. shall perform acceptance testing according to Company standards and specifications on the installed Equipment and Buyer agrees to monitor said testing. Upon completion thereof, as described above, Company, Inc. shall notify Buyer that the Equipment has been installed and operates in accordance with the criteria set forth in Company, Inc. Specifications.

If the Equipment does not perform according to the acceptance test criteria and Company, Inc. after having been notified in writing of the defects fails to cure such defect within [*] days of receipt of such notice ("Cure Period"), Buyer has the right to return the Equipment [*] if such Equipment is shipped to Company, Inc. no later than [*] days after expiration of the Cure Period.

9.3      EQUIPMENT ACCEPTANCE

The commercial in-service handling of first call at the end of each deployment phase described in the Price Summary contained in Exhibit 'A" shall constitute the acceptance by Buyer of the equipment delivered.

Company and BUYER shall accordingly execute the Acceptance Certificate forthwith at the cunclusion of each deployment phase, substantially in the form shown in Exhibit G.

10       OBLIGATIONS AND RIGHTS OF PARTIES

OBLIGATIONS OF COMPANY:

a) Engineer, deliver, install and to put in operation the network expansion and necessary and suitable equipment with all its accessories contracted by the Buyer, and its interconnection, according to parameters and conditions setforth in this Contract.

b) Furnish new equipment of most recent version, good quality and compatible with the existing PSTN network of Buyer as per international accepted standards.

c) Train and transfer the necessary knowledge to the qualified TELECO personnel to operate, exploit and maintain the equipment that will be provision under the terms of the contract.

d) Provide the technical services required to perform the design and commissioning of the proposed network expansion solution, excluding the installation and placement in service of the subscriber premises equipment and necessary wire cable plant. Drop wire installation and modifications or installation at customer premises are to be carried out and at the cost of [*] Company will provide and install the necessary cable between the RPs and RPCs.

STRATEGIC ALLIANCE [*]                                    CONTRACT NO. HT 112300
TELECO NETWORK EXPANSION


OBLIGATIONS OF BUYER:

a) Make available to the Company all existing equipment and network infrastructure required to perform the contracted equipment and expansions, including but not limited to: PSTN facilities, equipment sites, switching systems, PDH and SDH transmission network, inclusive the Banc Nationale D'Haiti SDH points of presence and associated transmission backbone equipment, ducts, poles, buildings, cable plant, radio towers, rights of way, as well as, all the necessary technical engineering information, facilities, licenses and approvals needed to deploy and interconnect the contracted solution.

b) Under the terms of the agreement the Buyer or its designated commercial agent is solely responsible for all promotions, sales-marketing, commercial infrastructure, including points of sales and personnel necessary to promote and commercialize the lines and services contracted within the Republic of Haiti.

c) Put in operation the structure and equipment supplied by the Company to operate, exploit and to maintain the equipment network expansion contracted, including installation of equipment at end-user premises, installation and provisioning of primary and secondary drop wire cable plant as well as internal installation and repairs at customer premises, training of end-user, Buyer service, billing and collections activities necessary to conduct the marketing, sale, installation, service processing, billing and collection activities of the lines/services contracted.

d) Insure, by its own account and risk, the contracted equipment, personnel and goods deployed in its facilities, stored in its warehouses and under the control of its personnel against all the possible risks.

e) The Buyer is solely responsible to ensure through its best efforts, capacity and experience the optimun profitability, continuity and regularity of the service, including lines and services sold by the Company and/or its designated commercial agent and disburse all collected revenues due to Company/Agent for the sales of the lines and services.

f) Permit the use of its installations when required by the Company to perform equipment installations, interconnections, testing, and any other activity related to the implementation/operation of the project.

g) Provision of the services to the users in the coverage zones established; and to the billing and collections for the corresponding connection fees, monthly charges, user fees and other charges from the provision of services to the users.

h) Keep separate accounting and financial records of the project according with international accounting practices.

STRATEGIC ALLIANCE [*]                                    CONTRACT NO. HT 112300
TELECO NETWORK EXPANSION


i) Perform, timely, according to project schedule and engineering the adequate extensions to existing equipment to interconnect the project with the existing infrastructure.

j) Buyer agrees to grant the Company and/or its designated agent full rights and privileges to conduct marketing and promotional activities and use of information and the facilities related to this contract to showcase and demonstrate its equipment capacities and attributes to other potential clients.

k) Buyer agrees to grant Company the necessary Government of the Republic of Haiti importation exemptions free of any import duties, levies and restrictions to import test equipment, tools, vehicles, computing equipment, office equipment, miscellaneous hardware, and other elements needed for the turnkey implementation of the contracted project.

l) Buyer agrees to facilitate Company personnel and its sub-contractors and respective family members the necessary entry visas and work permits to live and work in the Republic of Haiti during the course of the project.

m) Buyer agrees to reinvest in the subsequent project phases, the revenues from project's revenue generation.

RIGHTS OF BUYER:

a. Exploit the equipment and keep the financial product from the revenue of the equipment once the financing of project and all other related charges has been covered.

b. Participate in the project field installation activities to obtain knowledge of the equipment and of the processes of installation and placement in operation, for which TELECO will appoint personnel properly qualified under the supervision of the Company.

c. Hands-on training to receive technology and knowledge transfer for the operation, exploitation and corrective and preventive maintenance of the contracted equipment/solution.

RIGHTS OF COMPANY

a) Access to Buyer premises to install the equipment, perform equipment test, interconnections or any other activities related to the project execution and integration to the existing network.

b) Company or a firm representing company must have full access to accounting files and Accounting Books of Project and to all information related with the Project. Company could conduct audits to the project' operations. To do such audits, Company reserves the right to do it directly or through a specialized firm that will be hired for such purpose. In such cases, Buyer shall be notified [*] before such audits are going to be conducted. All project information shall be confidential and could not be released without the written consent of both parties.

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c)       To receive the payments, to cover the investment made in equipment and services as well as the financing charges and any other charges related to the project, from the total revenues deposited in the escrow account and collected from the subscribers connected to the installed equipment with the project.

d) To receive interest at an interest rate [*] for any delayed payment whose delay exceeds [*] days after payment due date.

11       PROJECT COORDINATION COMMITTEE AND EXECUTIVE BOARD

Company and Buyer agree to install [*] after Contract Signature a Project Coordination Committee "The Committee" whose main purpose will be to coordinate all activities related to project execution and performance and solve any differences that may arise during contract execution. The Committee will consist of one representative from TELECO and one representative from Company. The Committee shall be responsible for the development and coordination of operational aspects, commercial aspects and the development of procedures to effectively provide service to the end users as well as any action required to secure the success and profitability of the project. Any action or recommendation from the Committee shall be based on the Contract Terms and Conditions.

The Committee shall meet at least once every week and produce a weekly report or on a per call basis as required by any of the two members appointed to it. For each of the members, each party shall appoint a substitute that shall represent the principal in the event that this one cannot assist to any specific meetings. Extraordinary meetings could be call by either party, meeting place and date shall be agreed, if no agreement is mutually reach, meeting shall be enforce to be held 8 calendar days after written notification of request of meeting.

If any matter is not resolved by the Committee, the General Director of TELECO or its designated representative and the Sales Vice president of Company or its designated representative shall constitute the Executive Board "The Board" of the Project and will solve any matter regarding this. In any event any recommendation or resolution of the Committee, which involves or commits money beyond [*] from either side or a significant deviation from deliverables (schedule or functions) or any expansion beyond [*] shall be approved by the Board.

12       FUNCTIONAL VERIFICATION

Company shall perform functional Verification tests in accordance with the Functional Verification Test procedure to be provided by Company prior to the commencement of the tests. The BUYER undertakes and agrees to ensure that there will be no delay in the commencement or performance of the Functional Verification by any act or omission of the BUYER or any of BUYER's employees, agents or representatives.

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13       LICENSES

Company hereby grants BUYER a [*] License to use the Software and the Documentation solely in connection with the Products purchased by BUYER pursuant to this Agreement, at the Site(s) and for the purpose and in the manner for which the Product was designed and intended by Company, all in accordance with the software license provisions set forth in EXHIBIT B attached hereto. In no event shall BUYER have the right to market, sell, lease, license, sublicense, assign, distribute or otherwise transfer the Products or any part thereof without the express prior written consent of Company.

BUYER shall not remove nor alter, nor permit the removal or alteration of, any Company or third-party trademarks, copyright notices, tags, labels or other identifying markings placed on any Products, products, packages or containers provided hereunder without the prior written consent of Company. In no event shall BUYER have the right to market, sell, lease, license or otherwise distribute the Products.

14       TITLE AND RISK

Title to the Product shall pass to BUYER upon Company's shipment of the Product(s) to BUYER [*]. Risk of loss to the Product shall pass to BUYER in accordance with [*].

Title to all Software and Documentation shall remain vested in Company. All intellectual property rights to the Product, Documentation, Applications and Software or any part thereof, including without limitation all patents, trademarks, trade names, copyrights, designs, know how and trade secrets shall remain vested in Company and its licensors at all times.

15       WARRANTY

15.1     Limited Warranty.

Company warrants that the non-Software Products, as delivered, will be free from defects in materials and workmanship during the Warranty Period.

This warranty will apply to hardware items directly manufactured by Company except the telephone subscriber terminal equipment, shall expire after [*] from the date of shipment or [*] from the date of functional verification is completed as defined herein this contract's Clause 1 Definitions, numerals 1.1 "Functional Verification" and 1.2 "Commercial Service" and Clause 12 "Functional Verification". However, with respect to the telephone terminal equipment, the Company agrees to provide the Customer a [*] additional supply of terminals over the purchased quantity to support the warranty of units found defectived directly attributed to manufacturing defects.

The warranty service shall be administered in accordance with Company, Inc. recommendations and practices in effect at the time of shipment. Buyer shall notify Company, Inc. in writing immediately upon discovery of any defects within the warranty period for return authorization and instructions.

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Upon receipt of the returned Equipment prepaid by Buyer, Company, Inc.' sole obligation shall be to repair and/or replace the part found to be defective, at its option. Replacement Equipment may be new, or repaired. Returned replaced Equipment shall become Company, Inc.' property. Replacement Equipment shall be warranted for the unexpired portion of the returned Equipment's warranty.

The foregoing warranty is contingent upon proper use of the Products in the applications for which they were intended. This warranty shall not apply to defects or failures to a Product which was subjected to: (i) accident, neglect or misuse; (ii) failure of or defect in electrical power, external electrical circuitry, air-conditioning or humidity control; (iii) the use of software or Product not provided by Company or approved in writing by Company for use with the Product; (iv) unusual stress; (v) improper use or maintenance; (vi) electro-static discharges; (vii) unusual operational or environmental stress or
(vii) modification, adjustment, repair, service or installation by any party other than Company, or persons authorized and certified by Company.

Company's sole liability and BUYER's exclusive remedy shall be limited to repair, replacement, credit or refund, [*]. [*]shall pay all freight charges for shipment of any replacement Product to BUYER during the Warranty Period. Replacement or repair of a Product shall not extend the original warranty for that Product or repair part.

15.2     Disclaimer of Warranties

COMPANY MAKES NO WARRANTIES OR CONDITIONS, EXPRESS, STATUTORY, IMPLIED, OR OTHERWISE, AND COMPANY SPECIFICALLY DISCLAIMS THE IMPLIED WARRANTIES AND CONDITIONS OF NONINFRINGEMENT, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. NOTWITHSTANDING THE FOREGOING, COMPANY DOES NOT EXCLUDE LIABILITY TO THE EXTENT THAT SUCH LIABILITY MAY NOT BE EXCLUDED OR LIMITED BY LAW.

15.3     Inherently Dangerous Applications.

THE PRODUCTS ARE NOT AUTHORIZED FOR USE AS CRITICAL COMPONENTS IN LIFE SUPPORT DEVICES OR SYSTEMS OR FOR USE IN AVIATION, NUCLEAR OR ANY OTHER INHERENTLY DANGEROUS APPLICATION WITHOUT THE EXPRESS WRITTEN APPROVAL OF THE MANAGING DIRECTOR OF COMPANY. LIFE SUPPORT DEVICES OR SYSTEMS ARE THOSE WHICH ARE INTENDED TO SUPPORT OR SUSTAIN LIFE AND WHOSE FAILURE TO PERFORM CAN REASONABLY BE EXPECTED TO RESULT IN A SIGNIFICANT INJURY TO THE USER. CRITICAL COMPONENTS ARE THOSE COMPONENTS WHOSE FAILURE TO PERFORM CAN REASONABLY BE EXPECTED TO CAUSE FAILURE OF A LIFE SUPPORT DEVICE OR SYSTEM OR AFFECT ITS SAFETY OR EFFECTIVENESS.

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15.4     Product Returns

In order to return Product that BUYER believes is defective, BUYER shall (i) notify Company in writing that such Product is believed to be defective and furnish a detailed explanation of any alleged problem; (ii) obtain a RMA number from Company for the alleged defective Product; and (iii) within [*] of receipt of the RMA number, return such Product to Company, [*], with the RMA number prominently attached to Company's facility in Miami, U.S.A. or such other location as Company may designate in writing in each case during the Warranty Period.

BUYER shall pay shipping charges for returned Product shipped to Company and Company shall pay shipping charges for returned product shipped to BUYER.

16       INDEMNIFICATION

16.1     Indemnity.

BUYER agrees that Company has the right to defend, or at its option to settle, and Company agree, at its own expense, to defend or at its option to settle, any third party claim, suit or proceeding (collectively, "Action") brought against BUYER alleging the Products infringe any United States patent, copyright or Trademark in existence as of the Effective Date and enforceable in the BUYER's country, subject to the limitations hereinafter set forth.

Company will have sole control of any such Action or settlement negotiations, and Company agrees to pay, subject to the limitations hereinafter set forth, any final judgment entered against BUYER on such issue in any such Action defended by Company. BUYER agrees that Company will be relieved of the foregoing obligations unless BUYER notifies Company promptly in writing of such Action, gives Company authority to proceed as contemplated herein, and gives Company proper and full information and assistance to settle and/or defend any such Action. If it is adjudicatively determined, or if Company believes, that the Products, or any part thereof, infringe any patent, copyright or trademark, or if the sale or use of the Products, or any part thereof, is, as a result, enjoined, then Company may, at its election, option, and expense: (i) procure for BUYER the right under such patent, copyright or trademark to sell or use, as appropriate, the Products or such part thereof; or (ii) replace the Products, or part thereof, with other noninfringing suitable Products or parts; or (iii) suitably modify the Products or part thereof; or (iv) remove the Products, or part thereof, terminate distribution or sale thereof and refund the payments paid by BUYER for such Products less a reasonable amount for use and damage. Company will not be liable for any costs or expenses incurred without its prior written authorization, or for any installation costs of any replaced Products.

16.2     Limitations

Notwithstanding the provisions of Section 14.1 above, Company has no liability to BUYER for (i) any infringement of patent or copyright claims alleging infringement by completed equipment or

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any assembly, circuit, combination, method or process in which any of the
Products may be used but not covering the Products standing alone; (ii) any trademark infringements involving any marking or branding not applied by or requested by Company, or involving any marking or branding applied by Company at the request of BUYER; or (iii) the modification of the Products, or any part thereof, unless such modification was made by Company, where such infringement would not have occurred but for such modifications.

DISCLAIMER. COMPANY'S LIABILITY ARISING OUT OF OR RELATING TO THIS SECTION 14 SHALL NOT EXCEED THE AGGREGATE AMOUNTS PAID BY BUYER TO COMPANY FOR THE ALLEGEDLY INFRINGING PRODUCTS THAT ARE THE SUBJECT OF THE INFRINGEMENT CLAIM. THE FOREGOING PROVISIONS OF THIS SECTION 14 STATE THE ENTIRE LIABILITY AND OBLIGATIONS OF COMPANY AND THE EXCLUSIVE REMEDY OF BUYER AND ITS CUSTOMERS, WITH RESPECT TO ANY ALLEGED PATENT, COPYRIGHT OR TRADEMARK INFRINGEMENT BY THE PRODUCTS OR ANY PART THEREOF.

17       LIMITATION OF LIABILITY

Notwithstanding any other clause in this Agreement, in no event will Company be liable for any special, indirect, incidental, punitive or consequential damages (including without limitation any damages for loss of data, use or profits) arising from or in connection with this Agreement or the use or performance of any Product whether in an action based on contract, tort or any other legal theory, whether or not Company has been notified of the possibility thereof.

Notwithstanding any other clause in this Agreement, in no event will Company's total aggregate liability for any damages arising from or in connection with this Agreement or the use or performance of any Product whether in actions based on contract, tort or any other legal theory, and whether or not Company has been notified of the possibility thereof, exceed the price paid by the BUYER for the relevant item or component of Product giving rise to the claim amortized on a straight line basis over [*] from the date of the applicable purchase order.

18       TERMINATION

This Agreement may be terminated by either party:

a) if the other party is in material breach of this Agreement and fails to cure such breach within [*] of receiving written notice of the breach. Provided that the breaching party continues to make diligent and good faith efforts to cure the breach, the breaching party shall be granted a [*] extension of time to cure the breach.

b) Upon [*] prior written notice if any of the following circumstances remain uncured: (i) if the other party becomes insolvent or unable to pay its debts in the ordinary course of its business; (ii) if a voluntary or involuntary petition under applicable bankruptcy laws is filed by or against the other

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party; (iii) if a receiver is appointed for the business affairs of the other party or the other party makes an assignment for the benefit of creditors; or
(iv) if the other party liquidates or ceases doing business as a going concern.

Any provision of this Agreement, which by its nature survives termination, shall survive termination of this Agreement.

19       TRAINING

Company shall offer technical training for BUYER's personnel in accordance with EXHIBIT F

20       GOVERNING LAW AND REGULATIONS

BUYER agrees to comply with all relevant laws, export or otherwise of the United States to assure that the Product and Documentation are not exported or otherwise transferred in violation of such laws. Prior to exporting or transferring the Product or Documentation, BUYER shall obtain Company's written consent and a license from the U.S. Department of Commerce and/or any other appropriate agency of the U.S. Government, as required.

21       GENERAL PROVISIONS

21.1     No Liability for Other Party's Acts

Neither party shall be liable for any losses, injuries, or damages caused by or attributable to the acts and/or omissions of the other party, its employees, or its agents.

21.2     Independent Contractors

The parties hereto agree that they are independent contractors. This Agreement shall not be construed to create or result in a partnership or joint venture between the parties hereto, nor to make either party the agent of the other party. This Agreement shall not create any third party beneficiary rights.

21.3     Notices

Any notices, requests, demands or other communications required or permitted under this Agreement shall be in writing and shall be sufficiently communicated if delivered (i) in person or by means of a recognized courier service, (ii) sent by facsimile with written confirmation sent by regular airmail, or (iii) if sent by registered airmail, return receipt requested, to the recipient party at its address appearing in the preamble hereof or to such other address as such party may have designated for such purpose by notice previously given to the other party in accordance with the terms hereof.

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------------------------------------- ------------------------------------------
COMPANY:                              UTStarcom, Inc.
                                      Attn: Russell Boltwood
                                      Title: Director Legal Affairs
                                      1275 Harbor Bay Parkway
                                      Alameda, Ca.  94502 USA
                                      Fax:  +1 510 864 8802
------------------------------------- ------------------------------------------

BUYER:                                Telecommunications D'Haiti S.A.M.
                                      Title: Alphonse Inevil
                                      Title: Director
                                      FAX: +509 45 2775
------------------------------------- ------------------------------------------

Notices shall be deemed to have been received if delivered in person, on the same day; if sent by facsimile, 24 hours after transmission; if sent by registered mail, seven (7) days after deposit into the respective national mail Product.

21.4     Security Interest

Company reserves, and BUYER hereby grants to Company, a security interest in [*] until Company has received payment in full. BUYER agrees at Company's request to execute any and all financing statements and to take such other action as Company may reasonably request to carry out the intent of this Section.

21.5     No Assignment

Neither party may assign its rights and/or obligations hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld. Notwithstanding the aforementioned, Company reserves the right and Buyer agrees, that Company could assign to a third party institution its financial rights related to this Agreement.

21.6     Jurisdiction

This Agreement shall be governed by, and construed in accordance with, the laws of California, U.S.A., without reference to the conflict of laws provisions thereof.

21.7     Publicity

The substance and timing of any written or other public disclosure relating to this Agreement, in the form of a press release or similar disclosure shall be subject to the prior written approval of both parties.

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21.8     No Violation of Applicable Law

If any provision of this Agreement is held to be invalid under any applicable law, such provision shall be ineffective to the extent of such violation without invalidating other provisions of this Agreement.

21.9     Conflicting Exhibits

In the event that any provision of the Exhibits or any other attachments to this Agreement are deemed to be in conflict with the provisions of this Agreement, the provisions of this Agreement shall control.

21.10    No Waiver

Any failure by either party to enforce strict performance by the other party of any provision herein shall not constitute a waiver of the right to subsequently enforce such provision or any other provision of this Agreement.

21.11    Arbitration

Any controversy or claim arising out of or related to this Agreement shall be submitted to binding arbitration in San Francisco, State of California, U.S.A. in accordance with the then prevailing International Chamber of Commerce ("ICC") procedural Arbitration Rules. Any such arbitration shall be held in English before a single arbitrator who shall be knowledgeable in telecommunications and data processing Products. The parties consent and submit to the jurisdiction of the Courts of the State of California, United States of America in connection with any award made by the arbitrator(s). Each party shall bear its own costs and expenses (including attorneys' fees) incurred in connection with this section.

21.12    Non-Monetary Remedies

The parties hereby acknowledge that monetary damages may not be a sufficient remedy for breaches of the licensing provisions set forth in EXHIBIT B or of the Non-Disclosure Agreement annexed hereto as EXHIBIT C and that either party may be entitled to such injunctive or equitable relief for actions or claims alleging such breach(es) as may be deemed proper by a court of competent jurisdiction.

21.13    Force Majeure

Neither party shall be liable for damages resulting from its failure to perform its obligations hereunder (other than the obligation to make payments owing to the other party) if such failure arises out of or in connection with any act of war, civil disturbance, strikes, earthquake, flood, embargo, failure or unavailability of means of communication, failure or unavailability of means of

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transportation or any other cause or event of force majeure beyond the reasonable control of the party failing to perform or of its agents and contractors.

21.14    Entire Agreement

This Agreement and the Exhibits hereto constitute the entire agreement between Company and BUYER relating to the subject matter hereof and supersede all statements, representations, and understandings, which have been made by either party or their agents or representatives prior to the execution of this Agreement. No modification of this Agreement shall be binding upon either party unless made in writing and executed on behalf of that party by its duly authorized representative.

21.15    May be Executed in Counterparts

This Agreement may be executed in counterparts and by facsimile such that when taken together the counterparts shall be deemed a true original of the Agreement between the parties.

21.16    Contract Validity

The validity of this Contract is contingent upon TELECO obtaining the License approval to operate in the proposed solution frequency band.

22       EXHIBIT A: SECTION 7 ECONOMIC PROPOSAL AND EQUIPMENT LISTS.

22.1     Price Validity

PRICES ARE BASED ON BUYER'S ACQUISITION OF A MINIMUM OF [*] WIRELESS ACCESS LINES AS DEFINED IN THE ANNEXES TO EXHIBIT D.

Pricing as specified here will be honored as herein listed for the term and conditions set forth in this agreement.

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IN WITNESS WHEREOF, a duly authorized representative of each party has executed this Agreement as of the date set forth below.

      COMPANY                                                      BUYER

By:   /s/ OMAR A. GRAIBE                       By:  /s/ JEAN-FRANCOIS CHAMBLAIN
      --------------------------------              ----------------------------
Name:  Omar A. Graibe                          Name:  Jean-Francois Chamblain

Title:  Managing Director, Caribbean           Title:  Directeur General,
        and Latin America                              Telecommunications
                                                       d'Haiti S.A.M.

Date:  12/05/00                                Date:  12/05/00

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EXHIBIT B: END-USER SOFTWARE LICENSE

The following terms and conditions shall constitute the license ("License") by which software that accompanies, whether by being embedded into a hardware element or component or by means of a separate media such as diskette or compact disc, or otherwise ("Software"), is transferred in connection with products ("Products") supplied by Company ("Licensor").

GRANT. The person who acquires any Product ("Licensee") may install and use the Software [*]. Licensee may copy the Software only for backup purposes, provided that Licensee reproduces all copyright and other proprietary notices that are on the original copy of the Software.

RESTRICTIONS. Licensee may not use, copy, modify, or transfer the Software, or any copy thereof, in whole or in part, except as expressly permitted by this License. Licensee may not reverse engineer, disassemble, decompile, or translate the Software, or otherwise attempt to derive the source code of the Software, or permit any other person to do any of the foregoing. Any attempt to transfer any right, duty or obligation in this License is void. Licensee may not rent, lease, loan, resell for profit, or distribute the Software, or any part thereof. License may not modify or create derivative works based on the Software in whole or in part.

OWNERSHIP. The Software is not sold but is only licensed to Licensee for use only in accordance with this License, and Licensor reserves all rights not expressly granted to Licensee.

COPYRIGHT. United States copyright laws and international treaty protect the Software. Licensor or its suppliers or licensors owns the Software.

TERM. This License will terminate immediately upon notice to Licensee if Licensee materially breach any term or condition of this License. Licensee agrees upon termination promptly to destroy the Software and all copies thereof.

WARRANTY DISCLAIMER. THE SOFTWARE IS PROVIDED TO LICENSEE "AS IS" AND LICENSOR AND ITS SUPPLIERS EXPRESSLY DISCLAIM ALL WARRANTIES INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT.

LIMITATION OF REMEDIES. IN NO EVENT SHALL LICENSOR OR ITS SUPPLIERS BE LIABLE TO LICENSEE OR TO ANY OTHER PERSON FOR ANY LOST PROFIT, CORRUPTION OR LOSS OF DATA, INTERRUPTION OF BUSINESS, OR OTHER EXEMPLARY, SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGE OF ANY KIND ARISING OUT OF THE USE OR INABILITY TO USE THE SOFTWARE, EVEN IF LICENSOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSS OR DAMAGE AND WHETHER OR NOT SUCH LOSS OR DAMAGE IS FORESEEABLE.

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EXPORT LAW. The Software and related technology are subject to U.S. export control laws and may be subject to export or import regulations in other countries. Licensee agrees strictly to comply with all such laws and regulations and acknowledge that Licensee has the responsibility to obtain such licenses to export, re-export or import as may be required.

GENERAL. The laws of the State of California, USA, will govern this License. The Federal and State Courts located in San Francisco County, California, USA shall have sole jurisdiction over all disputes arising in connection with this License. If any provision of this License is held to be unenforceable, that provision will be removed and the remaining provisions will remain in full force. This License is the complete and exclusive statement of the agreement between Licensee and Licensor and supersedes all prior agreements, oral or written, and all other communications between Licensee and Licensor in relation to the subject matter of licensing the Software.

Licensee agrees to the terms and conditions set forth above in this License as of the effective date of this agreement date stated below:

23       EXHIBIT C:  MUTUAL NON-DISCLOSURE AND CONFIDENTIALITY AGREEMENT

THIS AGREEMENT IS ENTERED INTO BY AND BETWEEN COMPANY, INC., 1275 HARBOR BAY PARKWAY, SUITE 100, ALAMEDA, CA 94502 ("Company") AND TELECOMMUNICATIONS D'HAITI S.A.M. ("BUYER").

1. This Agreement shall apply to all confidential and proprietary information disclosed by the parties to the other, including but not limited to confidential product planning information, product specifications and other proprietary and business and technical information (hereinafter referred to as "Confidential Information"). As used herein, "Confidential Information" shall be in written, graphic, machine recognizable or other tangible or electronic form and marked "Confidential" or "Proprietary" or shown by implication that it is imparted or disclosed in confidence, or if disclosed orally or visually, shall be reduced to writing in summary form, identified as "Confidential Information" and sent to the Receiving Party within 15 days following such oral or visual disclosure.

2. Company and BUYER mutually agree to hold the other party's Confidential Information in strict confidence and not to disclose such Confidential Information to any third parties except after receiving prior consent by the disclosing party in writing. Company and BUYER shall use the same degree of care to avoid disclosure of such Confidential Information as each employs with respect to its own proprietary information of like importance or a greater degree if reasonable.

3. Company and BUYER agree that they will not use the other party's Confidential Information for any purpose other than for the intended purposes, without the prior written permission of the other party.

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4.       Company and BUYER mutually agree they may disclose such Confidential
         Information to their respective responsible employees with a bona fide need to know, and Company and BUYER agree to instruct all such employees not to disclose such Confidential Information to third parties and will ensure that such employees have agreed to similar non-disclosure provisions with Company or the BUYER, its own employees respectively.

5. Information shall not be deemed Confidential Information and the receiving party shall have no obligation regarding any information for which it can be proven in written documentation (a) is already known to the receiving party at the time that it is disclosed without use of the Confidential Information; (b) is or becomes publicly known through no wrongful act contrary to this Agreement of the receiving party; (c) is rightfully received from a third party without obligation of confidence or restriction on disclosure from receiving party and without breach of this Agreement; (d) is independently developed by the receiving party without use of Confidential Information; (f) is disclosed pursuant to a requirement of a valid court order provided that the Receiving Party provides (i) prior written notice for the disclosing party of such obligation and (ii) the opportunity to oppose such disclosure and (iii) it is disclosed for the extent and purposes or the order only.

6. All Confidential Information shall remain the property of the disclosing party, and upon the written request of either party, the other party shall promptly return to the disclosing party all Confidential Information disclosed to it and all copies thereof or at the disclosing party's option shall destroy all such Confidential Information and shall provide the receiving party with a certificate that all Confidential Information has been destroyed.

7. Company and BUYER recognize and agree that nothing contained in this Agreement shall be construed as granting any rights, by license or otherwise to any Confidential Information disclosed pursuant to this Agreement.

8. This agreement shall be binding upon and inure to the benefit of the party's successors and assigns. This Agreement shall not be assignable by either party for the written consent of the other party, and any purported assignment not permitted hereunder shall be void. This document constitutes the entire agreement between the parties with respect to the subject matter hereof, and shall supersede all previous, understandings and agreements, either oral or written, between the parties or any official or representative thereof.

9. The obligations undertaken by each party pursuant to this Agreement shall remain in effect for three years from the last date of disclosure of Confidential Information, and shall survive any termination or expiration hereof.

10. None of the Confidential Information disclosed by the parties constitutes any representation, warranty, assurance, guarantee or inducement by either party to the either with respect to the infringement of trademarks, patents, copyrights; any right of privacy; or any rights of third persons.

STRATEGIC ALLIANCE [*]                                    CONTRACT NO. HT 112300
TELECO NETWORK EXPANSION


11.      The parties hereto are independent contractors.

12. This Agreement may be modified only by written amendment signed by both parties. This Agreement shall be construed in accordance with the laws of the State of California without regard to the conflict of laws provisions and shall be subject to the jurisdiction of the courts of the State of California.

13. The receiving party may make copies of Confidential Information only to the extent necessary for the purpose of this Agreement provided that the copies are marked "Confidential" and treated as Confidential Information in accordance with the terms of this Agreement.

14. Accordingly, nothing in this Agreement will be construed as a representation or inference prohibiting either party from developing products, having products developed for it, from entering into joint ventures, alliances, or licensing arrangements that all without violation of this Agreement, compete with the products or systems embodying the Confidential Information.

STRATEGIC ALLIANCE [*]                                    CONTRACT NO. HT 112300
TELECO NETWORK EXPANSION



24       EXHIBIT D: BUSINESS PLAN AND PROJECT COMMERCIAL MILESTONES

25       EXHIBIT E: PROJECT IMPLEMENTATION SCHEDULE

26       EXHIBIT F: TRAINING AND TECHNOLOGY TRANSFER

STRATEGIC ALLIANCE [*]                                    CONTRACT NO. HT 112300
TELECO NETWORK EXPANSION










                                    EXHIBIT A

                           PRICES AND EQUIPMENT LISTS

                                       [*]

STRATEGIC ALLIANCE [*]                                    CONTRACT NO. HT 112300
TELECO NETWORK EXPANSION











                                    EXHIBIT D

                                  BUSINESS PLAN

                                       AND

                          PROJECT COMMERCIAL MILESTONES

                                       [*]

STRATEGIC ALLIANCE [*]                                    CONTRACT NO. HT 112300
TELECO NETWORK EXPANSION













                                    EXHIBIT E

                         PROJECT IMPLEMENTATION SCHEDULE

                                       [*]

STRATEGIC ALLIANCE [*]                                    CONTRACT NO. HT 112300
TELECO NETWORK EXPANSION



















                                    EXHIBIT F

                                    TRAINING

STRATEGIC ALLIANCE [*]                                    CONTRACT NO. HT 112300
TELECO NETWORK EXPANSION


                                 TRAINING COURSE

                      Participants:         [*]

                      Time:                 [*]

                      Duration:             [*]

OBJECTIVES:

- Describe the porposed solution features and characteristics, including an introduction to the PHS air interface characteristics and to facilitate network planning and system configuration.

- Describe the features and functions of each component of the proposed solution equipment set, to support the operation and maintenance of the equipment by Teleco's personnel during and after the installation.

- Train personnel in the use of the NETMAN Network Management System as art of its operations with the various elements of the proposed solution.

Training Course Summary:

[*]

STRATEGIC ALLIANCE [*]                                    CONTRACT NO. HT 112300
TELECO NETWORK EXPANSION














                                    EXHIBIT G

                          FINAL ACCEPTANCE CERTIFICATE

STRATEGIC ALLIANCE [*]                                    CONTRACT NO. HT 112300
TELECO NETWORK EXPANSION


                          FINAL ACCEPTANCE CERTIFICATE

DATE:
      ---------------------

CONTRACT #:
            --------------------------------

PHASE #:
         --------------------------------------------

PHASE AMOUNT:
             ----------------------------------------

CUSTOMER:
         ---------------------------------------------

BY ITS SIGNATURE BELOW, THE ABOVE-NAMED CUSTOMER CERTIFIES THAT:

1) WITH RESPECT TO THE CONTRACT IDENTIFIED ABOVE, THE CUSTOMER HAS FULLY ACCEPTED DELIVERY OF THE EQUIPMENT DESCRIBED IN THE ABOVE-REFERENCED CONTRACT PHASE, WITH TITLE FULLY PASSING TO THE CUSTOMER.

2) INSTALLATION OF THE EQUIPMENT HAS BEEN FULLY COMPLETED FOR THE CUSTOMER BY UTSTARCOM AND/OR ITS AGENTS OR SUBCONTRACTORS.

3) ALL TRIAL PERIODS, PRELIMINARY TESTING, COMMISSIONING AND FINAL ACCEPTANCE TESTING AS REQUIRED FOR THE ABOVE-DESCRIBED PHASE HAS BEEN COMPLETED TO THE FULL SATISFACTION OF THE CUSTOMER.

4) ALL SERVICES TO BE PROVIDED TO THE CUSTOMER PRIOR TO AND AS A PART OF FINAL ACCEPTANCE TESTING, AS REQUIRED BY THE ABOVE-DESCRIBED CONTRACT, HAVE BEEN SUBSTANTIALLY COMPLETED TO THE FULL SATISFACTION OF THE CUSTOMER.

5) UTSTARCOM IS ENTITLED TO FULL PAYMENT OF THE CONTRACT AMOUNT FOR THE PHASE IDENTIFIED ABOVE.

6) THE CUSTOMER'S SIGNATURE OF THIS FINAL ACCEPTANCE CERTIFICATE IN NO WAY RELIEVES UTSTARCOM OF ANY WARRANTY, POST-ACCEPTANCE MAINTENANCE, OR EQUIPMENT UPGRADE OBLIGATIONS CONTAINED WITHIN THE ABOVE-REFERENCED CONTRACT.

7) THIS CERTIFICATE SUPERSEDES ANY CONTRARY ORAL OR WRITTEN AGREEMENTS OR NEGOTIATIONS THAT MAY HAVE OCCURRED PRIOR TO THE SIGNING OF THIS CERTIFICATE.


----------------------------------------
NAME


----------------------------------------
TITLE


----------------------------------------
CUSTOMER NAME


----------------------------------------

STRATEGIC ALLIANCE [*]                                    CONTRACT NO. HT 112300
TELECO NETWORK EXPANSION


                           MEMORANDUM OF UNDERSTANDING

        REFERENCE: STRATEGIC ALLIANCE [*] LINES TELECO NETWORK EXPANSION



Pursuant to Contract reference No. HT112300, Strategic Alliance between UTStarcom Inc, and TELECO for the provision of [*] wireless access lines of PAS equipment manufacture by UTStarcom, Inc. UTStarcom hereby agrees to provide TELECO [*] the new software releases that become commercially available for this market, during a maximum period of [*] after the completion of last phase of project. [*] per [*] is usually issued.

This MoU will be superceded by a formal service contract for software rigth to use upgrades and does not involve the provision of any additional hardware required for the software release implementations required for new features or functions.

By Telecommunications d' Haiti S. A. M.         By UTStarcom, Inc





Jean Francois Chamblain                         Omar A. Graibe
Directeur General                               CALA Managing Director